EXHIBIT 10.14

WAIVER OF AND AMENDMENT NO. 4 TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT
THIS WAIVER OF AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 31, 2016 (the “Amendment”) is made pursuant to that certain Third Amended and Restated Loan Agreement dated as of February 17, 2012 (as amended, modified or supplemented from time to time, the “Agreement”), among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), JARDEN CORPORATION, a Delaware corporation, as Servicer (the “Servicer”), SUNTRUST BANK, a Georgia banking corporation (together with its successors and permitted assigns, “SunTrust Bank”), as a Lender, PNC BANK, NATIONAL ASSOCIATION, a national banking association, (together with its successors and permitted assigns, “PNC”), as a Lender, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Wells Fargo”), as a Lender (in such capacity collectively with SunTrust Bank and PNC, the “Lenders” and each individually a “Lender”) and as Issuing Lender (in such capacity, “Issuing Lender”), and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lenders (the “Administrator”).
W I T N E S S E T H :
WHEREAS, the Borrower, the Servicer, the Issuing Lender, the Administrator and the Lenders have previously entered into and are currently party to the Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.
Section 2.    Waiver. Pursuant to Section 10.2.12 of the Agreement, an Amortization Event shall occur if a “Change of Control” (as such term and any component term thereof is defined in the Jarden Credit Agreement) or as such term (or any component term thereof) in the Jarden Credit Agreement may be amended thereafter pursuant to an effective amendment to the Jarden Credit Agreement (the “Change of Control Event”). The Administrator has been advised by the Borrower that Newell Rubbermaid Inc. intends to, directly or indirectly, acquire all of the outstanding stock of the Servicer (the “Acquisition”) which would result in a “Change of Control” as such term is defined in the Jarden Credit Agreement. The Borrower has requested a waiver of the Change of Control Event should the Acquisition occur.

1980440/NAZ

Accordingly, the Issuing Lender, the Administrator and the Lenders each hereby waives the Change of Control Event solely for purposes of the Acquisition. This waiver is limited to the matters expressly set forth above. Except as specifically waived hereby, all of the terms and conditions of the Agreement stand and remain in full force and effect.
Section 3.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Agreement shall be and hereby is amended as follows:
(a)    Section 8.12(a) of the Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
Section 8.12.    Accounts. (a) The Borrower represents and warrants that (i) Schedule 8.12 hereto is a complete and accurate listing, as of the Closing Date, of the Lock‑Boxes and Lock‑Box Accounts, and (ii) each of the Lock‑Box Accounts has been established in, or transferred into, the Borrower’s name, except as otherwise provided in Section 7.3 hereof. The Borrower has not granted any interest in any Lock‑Box or Lock‑Box Account to any Person other than the Administrator, and the Administrator has exclusive control of the Lock‑Box Accounts, subject to the Servicer’s right of access to such accounts as provided herein and in the applicable Lock-Box Agreements. To the extent that the Borrower closes any Lock-Box Accounts, Schedule 8.12 shall automatically be amended to reflect the removal of such Lock-Box Account. To the extent that the Borrower opens any new Lock-Box Accounts and delivers a Lock-Box Agreement to the Administrator with respect to such new Lock-Box Account, in form and substance acceptable to the Administrator, Schedule 8.12 shall automatically be amended to reflect such new Lock-Box Account.
(b)    Schedule 8.12 to the Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as set forth on Exhibit A attached hereto.
Section 4.    Conditions Precedent to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    The Borrower, the Servicer, the Administrator, and each Lender shall have executed and delivered this Amendment.

(b)    The Administrator shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.
(c)    The Administrator shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrator may reasonably request.
Section 5.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Agreement as amended hereby.
Section 6.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver of and Amendment No. 4 to Third Amended and Restated Loan Agreement to be executed and delivered by their duly authorized officers as of the date hereof.
JARDEN RECEIVABLES, LLC, as Borrower

By:	Sunbeam Products, Inc. Its: manager and sole member
By: /s/ John E. Capps
Name: John E. Capps
Title: Vice President
JARDEN CORPORATION, as Servicer
By: /s/ John E. Capps
Name: John E. Capps
 Title: Executive Vice President - Administration, General Counsel and Secretary

SIGNATURE PAGE TO WAIVER OF AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator
By:/s/ David Hufnagel
Name: David Hufnagel
Title: Vice President
SUNTRUST BANK, as Lender
By:/s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

SIGNATURE PAGE TO WAIVER OF AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender and as Issuing Lender
By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Vice President

SIGNATURE PAGE TO WAIVER OF AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender
By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

SIGNATURE PAGE TO WAIVER OF AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR
The undersigned, Jarden Corporation, heretofore executed and delivered to the Administrator a Performance Undertaking dated August 24, 2006. The undersigned hereby acknowledges and consents to Waiver of and Amendment No. 4 to Third Amended and Restated Loan Agreement dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Agreement or any of the Loan Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrator and the Lenders are relying on the assurances provided herein in entering into the Amendment set forth above and maintaining credit outstanding to the Borrower.
Dated as of March 31, 2016.

JARDEN CORPORATION
By: /s/ John E. Capps
Name: John E. Capps
 Title: Executive Vice President - Administration, General Counsel and Secretary

EXHIBIT A
TO
AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
SCHEDULE 8.12

LOCK‑BOXES AND LOCK‑BOX ACCOUNTS

Bank Name	Lock‑Box Number	Deposit Account Number
Bank of America	5550	5800679077
Bank of America	1489	5800923418
Bank of America	n/a	5801010603
Bank of America	416442	9429375420
Bank of America	41163	9429375420
Bank of America	405037	9429375420
Bank of America	n/a	4636054617
Bank of America	3750	9429382540
JPMorgan Chase	915170	304194425
JPMorgan Chase	915172	304194476
JPMorgan Chase	915210	304195758
JPMorgan Chase	915199	304267600
JPMorgan Chase	532446	304600296
JPMorgan Chase	88967	304600377
JPMorgan Chase	910212	304600393
JPMorgan Chase	24857	844014738
JPMorgan Chase	n/a	304195065
JPMorgan Chase	n/a	304657883
JPMorgan Chase	n/a	304267309
JPMorgan Chase	n/a	304962562
PNC Bank	534697	4622569101
PNC Bank	777039	4622569101
PNC Bank	824368	4622569101
PNC Bank	862205	4622569101
PNC Bank	911535	4622569101
PNC Bank	931284	4622883053
PNC Bank	931293	4622883053
PNC Bank	538003	4622939002
PNC Bank	824377	4622939002
PNC Bank	862510	4622939002
PNC Bank	911540	4622939002
PNC Bank	911578	4622939002

PNC Bank	863062	4622975505
PNC Bank	865558	4623080471
PNC Bank	n/a	4623037465
Wells Fargo Bank	203088	4122052921
Wells Fargo Bank	774626	4122052921
Wells Fargo Bank	842509	4122052921
Wells Fargo Bank	842983	4122217961
Wells Fargo Bank	n/a	4122054299